UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 18, 2025
MEDIFAST, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31573	13-3714405
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
100 International Drive, Baltimore, Maryland 21202
(Address of Principal Executive Offices) (Zip Code)
Registrant's telephone number, including area code: (410) 581-8042
N/A
(Former Name or Former Address, if Changed Since Last Report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MED	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;                         Compensatory Arrangements of Certain Officers.

On June 18, 2025, as described below under Item 5.07 of this Current Report on Form 8-K, the stockholders of Medifast, Inc. (the "Company") approved an amendment to the Amended and Restated 2012 Share Incentive Plan (the "2012 Plan") primarily to increase the number of shares of the Company's common stock authorized for issuance under the 2012 Plan by 550,000 shares (as amended, the “Amended 2012 Plan”) at the Company’s 2025 annual meeting of stockholders (the "Annual Meeting"). The Amended 2012 Plan became effective immediately upon stockholder approval at the Annual Meeting.
A description of the material terms of the Amended 2012 Plan is included in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 29, 2025 (the “Proxy Statement”), under the section captioned "PROPOSAL 4 - APPROVAL OF THE AMENDED AND RESTATED 2012 SHARE INCENTIVE PLAN," which description is incorporated herein by reference.

The descriptions of the Amended 2012 Plan contained herein and in the Proxy Statement are not complete and are qualified in their entireties by the full text of the Amended 2012 Plan, a copy of which is filed hereto as Exhibit 10.1 and incorporated herein by reference.
Item 5.07.    Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders voted on the following four proposals and cast their votes as described below.

(i) The number of shares voted and broker non-votes for the directors nominated for re-election to the Board are set forth below.

Director Name	For	Against	Abstained	Broker Non-Votes
Jeffrey J. Brown	6,046,608	132,731	12,471	2,093,807
Daniel R. Chard	5,961,959	134,118	95,733	2,093,807
Elizabeth A. Geary	5,845,990	331,620	14,200	2,093,807
Michael A. Hoer	6,040,159	139,195	12,456	2,093,807
Scott Schlackman	6,039,147	139,910	12,753	2,093,807
Andrea B. Thomas	5,778,243	401,298	12,269	2,093,807
Ming Xian	5,779,065	398,124	14,621	2,093,807

Accordingly, each of the individuals listed above was re-elected to the Company’s Board of Directors, each to hold office until the Company’s next annual meeting of stockholders and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal.

(ii) The stockholders voted on a proposal to ratify the appointment of RSM US LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2025.

The proposal was approved by a vote of stockholders as follows:

For:	8,225,570
Against:	39,619
Abstained:	20,428

(iii) The stockholders voted on a proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers as set forth in the proxy statement for the Annual Meeting.

The proposal was approved by a vote of the stockholders as follows:

For:	3,585,469
Against:	2,477,849
Abstained:	128,492
Broker Non-Votes:	2,093,807

(iv) The stockholders voted on a proposal to approve the Amended 2012 Plan.

The proposal was approved by a vote of the stockholders as follows:

For:	5,518,075
Against:	664,416
Abstained:	9,319
Broker Non-Votes:	2,093,807

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits.

	10.1	Amended and Restated 2012 Share Incentive Plan
	104.1	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIFAST, INC.

	By:	/s/ James P. Maloney
James P. Maloney
Chief Financial Officer

Dated: June 20, 2025